360 FUNDS

Powell Alternative Income Strategies Fund (the “Fund”)

Investor Class Shares (Ticker Symbol: PAISX)

Supplement dated September 5, 2018

To the Fund’s Prospectus dated December 13, 2017

This Supplement revises information in the Fund’s prospectus dated December 13, 2017. If you would like another copy of the Fund’s prospectus, call us at 877-244-6235 or write to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 to request a free copy.

The following changes are made with respect to the Fund’s Prospectus:

SUMMARY

The following information under the section titled “Portfolio Manager” in the SUMMARY section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

David D. Wrench, CEO & Portfolio Manager of the Adviser, has managed the Fund since its inception in December 2017, and Jim Robertson, Portfolio Manager of the Adviser, has managed the Fund since September 2018.

* * * * * *

MANAGEMENT

The following information under the section titled “Portfolio Manager” in the MANAGEMENT section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

David D. Wrench, CEO & Portfolio Manager of the Adviser, has managed the Fund since its inception in December 2017. Mr. Wrench has served as a managing member of the Adviser since October 2017. Mr. Wrench has over 25 years in the financial services industry. He spent nearly five years at Russell Investments, most recently holding the position of Global Director of Asset Allocation and Model Strategies. In the past five years, he has also spent time working with Private Equity firms on acquisitions in the financial services industry.

Jim Robertson, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since September 2018. Prior to serving as Portfolio Manager of the Adviser, Mr. Robertson served as Head Trader and Developer of the Adviser. He has been trading and developing software in the financial services industry for over 20 years. Prior to joining the Adviser, Mr. Robertson developed and managed the trading platform and department for FolioDynamix where his responsibilities included trading Equities, ETFs and Options for over $2 billion in assets in hundreds of models across thousands of accounts. Prior to FolioDynamix, Mr. Robertson performed similar functions for Summit Advisor Solutions (“SAS”) until SAS was acquired by FolioDynamix during 2016. Mr. Robertson left his role at FolioDynamix during 2017 to focus on developing the trading strategy and software program for the Adviser in anticipation of the launch of the Fund. Mr. Robertson attended Western Washington University and has a Series 65 license.

The Fund’s Statement of Additional Information provides additional information about the compensation of the portfolio managers, other accounts they manage and their ownership in the Fund.

* * * * * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Powell Alternative Income Strategies Fund (the “Fund”)

Investor Class Shares (Ticker Symbol: PAISX)

Supplement dated September 5, 2018

To the Fund’s Statement of Additional Information dated December 13, 2017

This Supplement revises information in the Fund’s Statement of Additional Information (“SAI”) dated December 13, 2017. If you would like a copy of the Fund’s SAI, call us at 877-244-6235 or write to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 to request a free copy.

The following changes are made with respect to the Fund’s SAI:

MANAGEMENT AND ADMINISTRATION

The following information under the sections titled “Portfolio Managers”, “Ownership of Fund Shares”, “Other Accounts” and “Conflicts of Interest” of the MANAGEMENT AND ADMINISTRATION section of the Fund’s SAI are hereby deleted and replaced in their entirety with the following:

Compensation. David D. Wrench and Jim Robertson are the portfolio managers and are responsible for the day-to-day management of the Fund. Messrs. Wrench and Robertson are compensated through salary and equity ownership of the Adviser. This compensation is not determined by assets under management or performance of the Fund.

Ownership of Fund Shares. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of July 31, 2018 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
David D. Wrench	A
Jim Robertson	A

Other Accounts. As of July 31, 2018, the Fund’s portfolio managers were responsible for managing the following types of accounts (other than the Fund):

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets	Number	Total Assets	Number	Total Assets
David D. Wrench	None	None	None	None	None	None
Jim Robertson	None	None	None	None	None	None

Conflicts of Interest. The Adviser may manage accounts other than the Fund which may give rise to potential conflicts of interest in connection with its management of the Fund’s investments, on the one hand, and the investments of the other accounts (the “Other Accounts”), on the other. The Other Accounts might have similar investment objectives as the Fund, track the same indices the Fund tracks or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

• Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. The portfolio managers know the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage (if any) and to the possible detriment of the Fund, or vice versa.

• Investment Opportunities: The Adviser may provide investment supervisory services for a number of investment accounts that have varying investment guidelines. Differences in the compensation structures of the Adviser’s various accounts may give rise to a conflict of interest by creating an incentive for the Adviser to allocate the investment opportunities it believes might be the most profitable to the client accounts that may benefit the most from the investment gains.

* * * * * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE